EMPOWERING AMERICANS

Smith & Wesson

SAFE HARBOR STATEMENT

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our estimated addressable market; our growth lanes; our pillars for success; our belief that with flexible manufacturing we have a built in ability to react faster, ramp up, ramp down, maintain profit margins, and maximize capital utilization; our belief that we are the best brand; our belief that we are #1 rated in awareness, most used, most trusted, most owned, and highest in quality; our strategy to refocus on our core values; our purpose, mission, and vision; our goal to create a brand that is trusted by all gun owners; our plans for targeted marketing; our plans for product innovation and innovation beyond the product; our estimates for EBITDAS, gross margin, cash, and debt for future periods; and our plans to grow our dividend and reduce share count. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

Smith&Wesson®

YEAR IN REVIEW

$1.1B
Net revenue surpassed $1B for 1st time in 169-year history

$317M
Cash from operations leveraged flex model to capitalize on demand surge

34.6%
EBITDAS percentage of revenue

14%
Reduction in outstanding shares since spin through share repurchase program

$16.5M
Profits shared with employees

300
New jobs created in FY21

15.9M
First time visitors to our website[1]

2.2M
Views of GUNSMARTS videos[2]

2.6M
Total firearms shipped during FY21, a 68% increase YoY

YEAR IN REVIEW

In a year of turmoil, we gained market share in a cyclical industry

Smith & Wesson outpaced NICS by 28%



114%
111%
ADJUSTED NICS GROWTH
93%
57%
NICS
71%
45%
NICS
34%
-4%
NICS
Q1 21
Q2 21
Q3 21
Q4 21

S&W units shipped growth vs NICS growth[1]

The August 2020 Spin-Off

THE MONTH THAT DEFINED OUR FUTURE

A return to our roots

- Singular focus
  - Simplification of the business
    - Execution & results

WE'RE JUST GETTING STARTED.

GROWTH



$5.2B TTL ADDRESSABLE MARKET[1]
5.25% 20 YR CAGR[2]
2000
ADJUSTED NICS GROWTH
2020

OVER TIME

LARGE AND GROWING ADDRESSABLE FIREARMS MARKET

- Estimated annual domestic non-military firearm market based on shipments is $2.9B for handguns and $2.3B for long guns.
- Estimated 66 million gun owners in the US. First time buyers, minorities, and women driving growth in 2020.[3]

S&W GROWTH LANES

CORE INNOVATION
- Handguns & MSR's
- New products to enthusiasts

NEW GROWTH
- Hunting rifles & shotguns
- Untapped markets

NEW CONSUMERS
- 8 million & growing[1]
- Estimated $40B lifetime value[2]

FIREARMS ADJACENCIES
- Licensing
- Gun parts & accessories
- Manufacturing services


RUNWAY
FOR GROWTH

PILLARS FOR SUCCESS


EMPOWERING AMERICANS
FLEXIBLE MANUFACTURING
MARKETING DRIVEN
EFFICIENCY THROUGH AUTOMATION

KEYS TO SUCCESS

- INCREASED MARKET SHARE
- BUSINESS SIMPLICITY
- MARKET LEADING PRODUCT PORTFOLIO
- SHAREHOLDER RETURN

NON-NEGOTIABLES

- QUALITY
- COST
- EXECUTION
- COMPLIANCE
- 2ND AMENDMENT
- SAFETY
- BUSINESS ETHICS

FOUNDATION

ENGAGED EMPLOYEES & CULTURE

EXPERIENCED MANAGEMENT TEAM

Mark Smith
President & CEO

Deana McPherson
EVP, CFO & Treasurer

Sue Cupero
Vice President, Sales

Rob Cicero
Sr. VP, General Counsel,
Chief Compliance Officer & Secretary

Kyle Tengwall
Vice President,
Marketing

Kathy Salvador
Sr. Director,
Human Resources

Steve Rowley
Sr. Director, Business
Systems & Analytics

Luc Hardyn
Vice President, Operations

Smith & Wesson® Experience

138 Years
Total Combined

19 Years
Average Tenure

Broad Backgrounds

Bushnell
Deloitte.
Duck Commander
ECOLAB
Hartz
FEDERAL
wood.
Yoplait
General Mills

Smith&Wesson®

FLEXIBLE MANUFACTURING

Built in ability to react faster

- Ramp up
- Ramp down
- Maintain profit margins
- Maximize capital utilization

10-Year EBITDAS Average

23.6%



FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21

S&W 10-Year Firearms Net Sales

MAXIMIZE SURGES WITH OUTSOURCED SUPPLIERS



S&W Base Manufacturing Capacity

MARKETING *DRIVEN*

Our advantages...


#1
IN AWARENESS
84%
AWARE OF
S&W
#1
MOST TRUSTED
85% ARE
LIKELY TO
RECOMMEND
#1
MOST USED
63% HAVE
USED S&W
FIREARMS
#1
MOST OWNED
37% OWN 1 OR
MORE S&W
FIREARMS
1
RATED #1

[1]

BEST BRAND

HIGHEST IN QUALITY

MARKETING DRIVEN

Core Values

Empowering Americans Since 1852 Smith & Wesson has empowered Americans with the security and confidence to pursue their goals and define their futures.

Behind every gun we build is you Our brand is more than our products. It is the people who make them and the empowered Americans who own them.

Reason for Being

Purpose Equip, educate, and encourage Americans to own firearms for personal protection and the lifelong enjoyment of shooting.

Mission Continuously improve the experience of buying, owning, and shooting a gun, offering 1st time gun buyers and enthusiasts the knowledge to choose the right gun, promote safety, improve their skills, and pass it on.

Vision Ensure Americans always have the confidence and freedom that only comes with personal security.



MARKETING DRIVEN

TELLING OUR BRAND STORY

https://youtu.be/QvG96wlKoD4

MARKETING DRIVEN

What consumers felt...

Believable	79%
Relevant	74%
Important	71%
Talking to me	70%
Would purchase	64%

"...video was about good values and looking out for each other."
- Experienced gun buyer

"...inspiring and moving."
- Novice gun owner

"...made me want to learn more about the brand and what they represent." *- Novice gun owner*

"...'Prepare for the worst, but expect the best,' is a great message..." *- Experienced gun owner*

"It says that I am dealing with a quality company."
- Experienced gun owner

"I just get the sense that Smith & Wesson caters to all buyers." *- Novice gun owner*

"...American as apple pie."
- Novice gun owner

Source: Smith & Wesson – brand anthem full film and advertising evaluation research, 2021

MARKETING *DRIVEN*

A brand that is trusted by all Gun Owners

Serve core consumers
Our enthusiasts are our largest segment and most loyal brand ambassadors. Their word-of-mouth is sought out by the gun curious.

Attract more 1st time gun buyers
Our research has painted a clear picture of the gun curious and 1st time buyer. Our brand is built to welcome them.

Create lifelong enthusiasts
As a trusted source for new and experienced gun owners alike, we foster lifelong enthusiasts.

EMPOWERING AMERICANS SINCE 1852.

MARKETING DRIVEN

TRUST

Putting it into action...


FIND THEM
WELCOME THEM
SURROUND THEM
GUN BUYER

...establishing trust, credibility, and long-lasting relationships with our consumers.

RELATIONSHIPS

MARKETING *DRIVEN*


FIND THEM
WELCOME THEM
SURROUND THEM
GUN BUYER

Identify and understand consumer needs throughout the pathway.

CONSUMER EXPERIENCE PATHWAY

From unique backgrounds to a common destination.

Gun Curious > 1st Time Gun Buyer > Gaining Experience > Enthusiast

40%+	$650	41%	75%+	64%	7.6
Of first time buyers were women and minorities in 2020[1]	Average spend per firearm[2]	Made their last purchase at an independent gun store[2]	Say personal protection is a reason to own[3]	Use their firearm at least once per month[2]	Average number guns owned[2]

MARKETING *DRIVEN*

Welcome to the journey

Targeted marketing moves them along the pathway

Comfort
- GUNSMARTS
- Website redesign *(GunBuilder)*
- Increase reach via mainstream platforms
- Improve retail experience

Competence
- GUNSMARTS
- Retail events / training
- Professional shooting team content

Community
- Social media
- Influencer partnerships
- Create new digital platforms


FIND THEM
WELCOME THEM
SURROUND THEM
GUN BUYER
Comfort & Competence
First Engagement
Connection
COMFORT
LOW
COMPETENCE
MEDIUM
COMMUNITY
HIGH
Beginner
Enthusiast

MARKETING *DRIVEN*


FIND THEM
WELCOME THEM
SURROUND THEM
GUN BUYER


LEARN FROM THE PROS
GUNSMARTS SERIES 2
WATCH NOW

https://youtu.be/SlmHcXiIapM


GUNSMARTS

MARKETING *DRIVEN*

360° Marketing Approach

- Relevant & targeted messaging
- Consistency across platforms
- Prolific content generation



FIND THEM
WELCOME THEM
SURROUND THEM
GUN BUYER



SOCIAL MEDIA
BUILD / SELECT WEBSITE
NEW PRODUCTS
RETAIL KIOSKS
CHANNEL MARKETING
VIRTUAL EVENTS
MEDIA ADVERTISING
CUSTOMER SERVICE
GUNSMART VIDEOS
GUN BUYER



CONFIDENCE COMES IN SMALL PACKAGES.
M&P SHIELD EZ
M&P BODYGUARD
GUN FINDER
LOCATE DEALER
GUNSMARTS
OUR STORY
THE S&W BENCH



SPECIAL ISSUE
FIELD & STREAM
HOW TO RAISE A HUNTER
AND AN ANGLER, WOODSMAN, AND NATURALIST

MARKETING DRIVEN

INNOVATION

PRODUCT

TWO-PRONGED APPROACH

Identify & Address Existing Market White Space	Identify & Address Unmet Consumer Needs
• Lowest risk	• Largest opportunity potential
• Steal market share; make it better; make more	• Expand market by generating new segments
• Leverage brand reputation	• Enhance brand reputation

SPEED TO MARKET FOCUS

Industry leading product portfolio ▶ Participation in all segments ▶ Keep brand loyalists engaged ▶ Maximize market share

BEYOND PRODUCT

Be the "It" Brand by Being Unconventional

- State of the art retail displays
- Sophistication in website and social media
- Reinforce brand message through licensees





EFFICIENCY THROUGH AUTOMATION

Operations + Back Office



Manufacturing
- Efficiency
- Quality / Repeatability
- Throughput

Distribution
- Traceability / Compliance
- Shipping capacity
- Flexibility


Orderometer

Information Technology
- Modernize back office technology
- AI driven consumer insights
- Sophistication in business analytics

NO MATTER WHAT HAPPENS...


Flexible Manufacturing
P&L
Marketing Driven
Balance Sheet
Efficiency Through Automation
Capital Allocation

- 20% - 30% EBITDAS
- 32% - 42% Gross Margin

- $100M+ Cash on Hand
- $0 Debt

- >$75M Cash Generated
- ~$25M Annual Capital Spend
- Grow Dividend
- Reduce Share Count


THANK YOU
Smith&Wesson

S&W Analyst Day Presentation

Data Sources

Year in Review (pgs. 2)
(1) Smith & Wesson Google analytics data, Fiscal year 2021
(2) Smith & Wesson social media analytics data, 2020-2021

Year in Review (pgs. 3)
(1) National Sporting Shooting Foundation (NSSF) Adjusted NICS data, Fiscal year 2021

Large Addressable and Growing Market (pg. 5)
(1) U.S. Bureau of Alcohol, Tobacco, and Firearms (ATF) – Firearms and Ammunition Excise Tax data for calendar year 2020
(2) NSSF Adjusted NICS data
(3) Firearms in the United States data, Statista, 2020

Runway for Growth (pg. 6)
(1) NSSF industry data
(2) Smith & Wesson Attitudes, Trial, Usage and Brand Positioning study, 2020

Smith & Wesson Advantages (pg. 10)
(1) Smith & Wesson Attitudes, Trial, Usage and Brand Positioning study, 2020

Brand Anthem (pg. 14)
(1) Smith & Wesson – brand anthem full film and advertising evaluation research, 2021

Consumer Pathway Experience (pg. 16)
(1) NSSF Industry data
(2) Smith & Wesson Attitudes, Trial, Usage and Brand Positioning study, 2020
(3) NSSF Firearms Consumer Personas research, 2020